Exhibit 10.6

                                   Putun, LLC
                                 P.O. Box 50464
                            Henderson, NV 89016-0464

                                November 1, 2001

Hunupu Inc.
1700 W. Horizon Ridge Parkway
Henderson, NV  89012

To Whom It May Concern:

Reference is hereby made to three (3) promissory notes in the amounts of $7,500, $2,000, and $4,000, dated August 31, 2000, February 12, 2001 and April 6, 2001, respectively. These notes which were made by Hunapu Inc. and held by Putun, LLC, are currently due and payable on August 30, 2002, February 11, 2002 and April 5, 2002, respectively.

Putun hereby agrees to extend the dates upon which said promissory notes shall be due and payable when they become due, to up to l9 months from the effective date of the Registration Statement on Form SB-2 of Hunapu Inc., unless a business combination involving Hunapu is earlier completed.

Very truly yours,

PUTUN, LLC



By:  /s/  John C. Francis
     ----------------------------
     John C. Francis, Manager